J.P. MORGAN FUNDS

JPMorgan Commodities Strategy Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated November 26, 2014

to the Prospectuses dated February 28, 2014, as supplemented

Effective December 1, 2014, the section entitled “PORTFOLIO HOLDINGS DISCLOSURE” in the “Shareholder Information” section of each prospectus will be deleted in its entirety and hereby replaced by the following:

No sooner than 7 days after the end of each month, the Fund will make available upon request an uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings, inclusive of the Subsidiary, as of the last day of that quarter. In addition, no sooner than 7 days after the end of each month, the Fund may post information regarding characteristics of its portfolio holdings as of the last day of that month on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund may disclose the percentage that each of these portfolio holdings represents of the Fund’s portfolio as of the most recent month end online at www.jpmorganfunds.com, no sooner than 7 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-CSTRAT-1114